[TIAA-CREF LOGO] MUTUAL FUNDS
                 ------------

                                   SUPPLEMENT
                            DATED SEPTEMBER 30, 1997
                    TO THE PROSPECTUS DATED SEPTEMBER 2, 1997
                         FOR THE TIAA-CREF MUTUAL FUNDS

See "Fund Managers", pages 29-30 of the Prospectus:

     Jeffrey Siegel has succeeded Scott Evans as manager of the Growth Equity Fund and Mr. Evans has assumed the position of manager of all investment activities for Teachers Advisors, Inc. and TIAA-CREF Investment Management, Inc. Mr. Siegel is a Managing Director of Teachers Advisors. He joined TIAA-CREF in 1988. Mr. Siegel is also responsible for managing the investments of the CREF Growth Account and the CREF Global Equities Account.